Exhibit 99.1

Apple reports second quarter results

March quarter records for total company revenue, iPhone revenue, and EPS

Services revenue reaches new all-time high

CUPERTINO, CALIFORNIA — Apple® today announced financial results for its fiscal 2026 second quarter ended March 28, 2026. The Company posted quarterly revenue of $111.2 billion, up 17 percent year over year. Diluted earnings per share was $2.01, up 22 percent year over year.

“Today Apple is proud to report our best March quarter ever, with revenue of $111.2 billion and double-digit growth across every geographic segment,” said Tim Cook, Apple’s CEO. “iPhone achieved a March quarter revenue record, fueled by such extraordinary demand for the iPhone 17 lineup. During the quarter, Services achieved yet another all-time record, and we were excited to introduce remarkable new products to our strongest lineup ever. That included the addition of the iPhone 17e and the M4-powered iPad Air, along with the launch of MacBook Neo, which is captivating customers all around the world.”

“Our strong business performance during the March quarter generated over $28 billion in operating cash flow and drove new March quarter records for both operating cash flow and EPS,” said Kevan Parekh, Apple’s CFO. “Continued strong customer demand for our products and services once again helped us achieve a new all-time high for our installed base of active devices across all major product categories and geographic segments.”

Apple’s board of directors has declared a cash dividend of $0.27 per share of the Company’s common stock, an increase of 4 percent. The dividend is payable on May 14, 2026, to shareholders of record as of the close of business on May 11, 2026. The board of directors has also authorized an additional program to repurchase up to $100 billion of the Company’s common stock.

Apple will provide live streaming of its Q2 2026 financial results conference call beginning at 2:00 p.m. PT on April 30, 2026, at apple.com/investor/earnings-call. The webcast will be available for replay for approximately two weeks thereafter.

Apple periodically provides information for investors on its corporate website, apple.com, and its investor relations website, investor.apple.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC, information on corporate governance, and details related to its annual meeting of shareholders.

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation those about the Company’s plan for return of capital, payment of the Company’s quarterly dividend and future business plans. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include without limitation: effects of global and regional economic conditions, including as a result of government policies, trade and other international disputes, geopolitical tensions, conflict, terrorism, natural disasters, and public health issues; risks relating to the design, manufacture, introduction, and transition of products and services in highly competitive and rapidly changing markets, including from reliance on third parties for components, technology, manufacturing, applications, services, support, and content; risks relating to information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of, data; and effects of unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date they are made.

Apple revolutionized personal technology with the introduction of the Macintosh in 1984. Today, Apple leads the world in innovation with iPhone, iPad, Mac, AirPods, Apple Watch, and Apple Vision Pro. Apple’s six software platforms — iOS, iPadOS, macOS, watchOS, visionOS, and tvOS — provide seamless experiences across all Apple devices and empower people with breakthrough services including the App Store, Apple Music, Apple Pay, iCloud, and Apple TV. Apple’s more than 150,000 employees are dedicated to making the best products on earth and to leaving the world better than we found it.

Press Contact:
Josh Rosenstock
Apple
jrosenstock@apple.com
(408) 862-1142

Investor Relations Contact:
Suhasini Chandramouli
Apple
suhasini@apple.com
(408) 974-3123

NOTE TO EDITORS: For additional information visit Apple Newsroom (www.apple.com/newsroom), or email Apple’s Media Helpline at media.help@apple.com.

© 2026 Apple Inc. All rights reserved. Apple and the Apple logo are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and per-share amounts)

	Three Months Ended		Six Months Ended
	March 28, 2026	March 29, 2025	March 28, 2026	March 29, 2025
Net sales:
Products	$80,208	$68,714	$193,951	$166,674
Services	30,976	26,645	60,989	52,985
Total net sales (1)	111,184	95,359	254,940	219,659
Cost of sales:
Products	49,179	44,030	116,657	103,477
Services	7,224	6,462	14,271	13,040
Total cost of sales	56,403	50,492	130,928	116,517
Gross margin	54,781	44,867	124,012	103,142

Operating expenses:
Research and development	11,419	8,550	22,306	16,818
Selling, general and administrative	7,477	6,728	14,969	13,903
Total operating expenses	18,896	15,278	37,275	30,721

Operating income	35,885	29,589	86,737	72,421
Other income/(expense), net	(52)	(279)	98	(527)
Income before provision for income taxes	35,833	29,310	86,835	71,894
Provision for income taxes	6,255	4,530	15,160	10,784
Net income	$29,578	$24,780	$71,675	$61,110

Earnings per share:
Basic	$2.02	$1.65	$4.87	$4.06
Diluted	$2.01	$1.65	$4.85	$4.05
Shares used in computing earnings per share:
Basic	14,673,278	14,994,082	14,710,718	15,037,903
Diluted	14,725,873	15,056,133	14,768,115	15,103,499

(1) Net sales by reportable segment:
Americas	$45,093	$40,315	$103,622	$92,963
Europe	28,055	24,454	66,201	58,315
Greater China	20,497	16,002	46,023	34,515
Japan	8,401	7,298	17,814	16,285
Rest of Asia Pacific	9,138	7,290	21,280	17,581
Total net sales	$111,184	$95,359	$254,940	$219,659

(1) Net sales by category:
iPhone	$56,994	$46,841	$142,263	$115,979
Mac	8,399	7,949	16,785	16,936
iPad	6,914	6,402	15,509	14,490
Wearables, Home and Accessories	7,901	7,522	19,394	19,269
Services	30,976	26,645	60,989	52,985
Total net sales	$111,184	$95,359	$254,940	$219,659

Apple Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and par value)

	March 28, 2026	September 27, 2025
ASSETS:
Current assets:
Cash and cash equivalents	$45,572	$35,934
Marketable securities	22,935	18,763
Accounts receivable, net	30,339	39,777
Vendor non-trade receivables	23,172	33,180
Inventories	6,747	5,718
Other current assets	15,349	14,585
Total current assets	144,114	147,957

Non-current assets:
Marketable securities	78,088	77,723
Property, plant and equipment, net	50,116	49,834
Intangible assets, net	21,334	11,093
Other non-current assets	77,430	72,634
Total non-current assets	226,968	211,284
Total assets	$371,082	$359,241

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$57,349	$69,860
Other current liabilities	57,654	66,387
Deferred revenue	9,331	9,055
Commercial paper	1,997	7,979
Term debt	8,310	12,350
Total current liabilities	134,641	165,631

Non-current liabilities:
Term debt	74,404	78,328
Other non-current liabilities	55,546	41,549
Total non-current liabilities	129,950	119,877
Total liabilities	264,591	285,508

Commitments and contingencies

Shareholders’ equity:
Common stock and additional paid-in capital, $0.00001 par value: 50,400,000 shares authorized; 14,667,688 and 14,773,260 shares issued and outstanding, respectively	99,507	93,568
Retained earnings/(Accumulated deficit)	12,359	(14,264)
Accumulated other comprehensive loss	(5,375)	(5,571)
Total shareholders’ equity	106,491	73,733
Total liabilities and shareholders’ equity	$371,082	$359,241

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Six Months Ended
	March 28, 2026	March 29, 2025
Cash, cash equivalents, and restricted cash and cash equivalents, beginning balances	$35,934	$29,943

Operating activities:
Net income	71,675	61,110
Adjustments to reconcile net income to cash generated by operating activities:
Depreciation and amortization	6,653	5,741
Share-based compensation expense	7,122	6,512
Other	(1,717)	(2,217)
Changes in operating assets and liabilities:
Accounts receivable, net	9,295	7,266
Vendor non-trade receivables	10,008	9,171
Inventories	(1,084)	858
Other current and non-current assets	(14,329)	(4,371)
Accounts payable	(12,297)	(14,604)
Other current and non-current liabilities	7,301	(15,579)
Cash generated by operating activities	82,627	53,887

Investing activities:
Purchases of marketable securities	(32,432)	(12,442)
Proceeds from maturities of marketable securities	18,691	26,587
Proceeds from sales of marketable securities	8,615	5,210
Payments for acquisition of property, plant and equipment	(4,344)	(6,011)
Other	(1,584)	(635)
Cash generated by/(used in) investing activities	(11,054)	12,709

Financing activities:
Payments for taxes related to net share settlement of equity awards	(3,252)	(3,205)
Payments for dividends and dividend equivalents	(7,743)	(7,614)
Repurchases of common stock	(36,989)	(49,504)
Repayments of term debt	(7,914)	(4,009)
Repayments of commercial paper, net	(5,911)	(3,968)
Other	(126)	(77)
Cash used in financing activities	(61,935)	(68,377)

Increase/(Decrease) in cash, cash equivalents, and restricted cash and cash equivalents	9,638	(1,781)
Cash, cash equivalents, and restricted cash and cash equivalents, ending balances	$45,572	$28,162

Supplemental cash flow disclosure:
Cash paid for income taxes, net	$20,397	$31,683